                                                                EXHIBIT 10.43





                               OPTION AGREEMENT 2



                                    BETWEEN


                               ALTERA CORPORATION


                                      AND


                  TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.


                                OCTOBER 1, 1995

                               TABLE OF CONTENTS

1.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       VOLUME COMMITMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

3.       WAFER PRICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

4.       OTHER PURCHASE TERMS AND CONDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

5.       OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

6.       FAILURE TO PURCHASE THE OPTION CAPACITY; FIRST RIGHT OF REFUSAL  . . . . . . . . . . . . . . . . . . .   4

7.       TERM AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

8.       LIMITATION OF LIABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

9.       BOARD APPROVAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

10.      NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

11.      ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

12.      GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

13.      ARBITRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

14.      ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

15.      CONFIDENTIALITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

16.      FORCE MAJEURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

                               OPTION AGREEMENT 2


         THIS AGREEMENT is made and becomes effective as of October 1, 1995 (the "Effective Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC", a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science Based Industrial Park, Hsinchu, Taiwan, and Altera Corporation, a company organized under the laws of the State of California, with its registered address at 2610 Orchard Parkway, San Jose, California 95134-2020 ("Customer").

RECITALS

         WHEREAS, TSMC currently supplies Customer with wafers pursuant to a Wafer Supply Agreement dated June 26, 1995 (the "Supply Agreement") and an Option Agreement dated June 26, 1995 ("Option Agreement 1"), relating to option capacity through 1999, and Customer wishes to increase the volume of wafers to be purchased from TSMC;

         WHEREAS, in order to increase its output, TSMC must accelerate its ramp up in Fab 4 and advance the start of Fab 5;

         WHEREAS, as a condition to TSMC's acceleration of these facilities, TSMC has asked that Customer make a capacity commitment and advance payment for the right to buy additional capacity, and Customer is willing to do so;

         WHEREAS, to implement the foregoing, as of the Effective Date, the parties are entering into this Option Agreement 2 (this "Agreement") relating to option capacity through 2000, as well as "Option Agreement 3" relating to option capacity through 2001 and "Amendment No. 1 to Supply Agreement and Option Agreement 1" for purposes of coordinating all of these documents.

AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:


1.       DEFINITIONS

         (a) "Base Capacity" used in this Agreement shall mean the annualized run rate that TSMC has committed to the Customer as set forth in Exhibit B.

         (b) "Customer Committed Capacity" used in this Agreement shall mean the total capacity that Customer agrees to purchase from TSMC pursuant to this Agreement, as set forth in Exhibit B, subject to the applicable provisions of this Agreement and the Supply Agreement.

         (c) "Option Capacity" used in this Agreement shall mean the firm capacity commitment made by Customer pursuant to this Agreement, identified as "Option 2" on Exhibit B, for which capacity Customer agrees to pay the Option Fee as defined in
                 Section 1(d) below.

         (d) "Option Fee" used in this Agreement shall mean the deposit that Customer agrees to place with TSMC as the advance payment for the Option Capacity.

         (e) "TSMC Committed Capacity" used in this Agreement shall mean the total capacity that TSMC agrees to provide to Customer pursuant to this Agreement, and as set forth in Exhibit B.

         (f) "Wafer Equivalent" used in this Agreement shall mean the number of six-inch wafers based on the equivalency factor for TSMC's 0.5 micron, single poly, triple level metal process. For details of the equivalency factor, please refer to Exhibit
                 A. Any and all capacity commitments referred to in this Agreement shall be measured in Wafer Equivalent. For an example of the application of the equivalency factor refer to Exhibit A-1.


2.       VOLUME COMMITMENT

         (a) Subject to the applicable provisions of this Agreement and the Supply Agreement , Customer agrees to purchase from TSMC , and TSMC agrees to supply , the Customer Committed Capacity, and subject to the payment of the Option Fee by Customer under
                 Section 5, TSMC agrees to provide to Customer the TSMC Committed Capacity, as set forth in Exhibit B. In any calendar year, the orders placed by Customer shall first apply to fulfill the Base Capacity portion of the Customer Committed Capacity (identified as "Base Commit" in Exhibit B), then to the Option Capacity of Option Agreement 1 (identified as "Option 1" in Exhibit B), then the Option Capacity of this Option Agreement 2 (identified as "Option 2" in Exhibit B), and then the Option Capacity of Option Agreement 3 (identified as "Option 3" in Exhibit B).

         (b) Each month, Customer agrees to provide to TSMC a six-month rolling forecast of the number of wafers that Customer expects to purchase, with the volume for the first twelve weeks being frozen (i.e., Customer must purchase all of the quantity forecast for the delivery in the first twelve weeks of the forecast). The forecast must be based on wafers out or deliveries expected to be made by TSMC.

         (c) TSMC will use its reasonable effort to cause its fabs to be capable of producing wafers of more advanced specifications, as set forth in the TSMC Technology Road Map attached as Exhibit C.


3.       WAFER PRICE

         (a) The wafer prices for the Customer Committed Capacity shall not be more than TSMC's average wafer prices to optionees (i.e. customers that are parties to option agreements similar to this Agreement) for the same or comparable technology, same wafer fab and the same period of time. Customer shall have the right at any time, but no more frequently than once per year, on at least thirty days prior written notice, to have an independent party acceptable to TSMC (such acceptance not to be unreasonably delayed or withheld) examine TSMC's records relating to the above pricing. Any price change will apply to the unfilled and future orders only and may not apply retroactively.

         (b) The parties shall negotiate in good faith each year the wafer prices for the Customer Committed Capacity of the following year in coordination with the annual negotiation under the Supply Agreement. In the course of such negotiations, TSMC will make available relevant information in its possession regarding wafer market prices and TSMC's average wafer prices for the same or comparable technology in the same fab. If no agreement on these prices is reached by the parties within three months following written notice of request for negotiation by either party (the "Negotiation Request"), the parties agree to submit the dispute to the binding arbitration pursuant to Section 13 below, and under such circumstances, neither party shall have the right to terminate this agreement under Section 7 below.


4.       OTHER PURCHASE TERMS AND CONDITIONS

         The Supply Agreement will apply to all purchases of wafers by Customer from TSMC, except that the provisions of this Agreement will supersede the Supply Agreement with respect to the subject matter hereof, and the provisions of Option Agreement 1 and Option Agreement 3 will supersede the Supply Agreement as to the respective subject matter thereof.


5.       OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY

         (a) Customer agrees to pay to TSMC the Option Fee in the amount of *** for the right to purchase the Option Capacity pursuant to this Agreement, which TSMC hereby agrees to supply. The Option Fee is set forth in Exhibit D, and Customer agrees to pay the


*** Confidential treatment requested. Omitted portions have been filed separately with the Commission.

                 Option Fees for the entire term of this Agreement (U.S.$57.12M in total) in cash by Jan. 31, 1996. Except that TSMC exercises its first right of refusal or the Customer assigns its purchase rights and obligations, pursuant to Section 6 below, the Option Fee, once paid, shall be non-refundable except as provided in Section 7(d), but will be credited against payments due for wafers purchased by Customer from the Option Capacity provided by TSMC under this Agreement.

         (b) Customer further agrees to deliver to TSMC, within seven (7) days following the Effective Date, one promissory note in the amount of the Option Fee due (U.S. $57.12M), and payable to TSMC or order, which promissory note is in the form of Exhibit
                 E. The promissory note shall be returned by TSMC to Customer within seven (7) days upon receipt of the Option Fee by TSMC.

         (c) Neither the payment of the Option Fee nor the delivery of the promissory note shall prejudice Customer's right to any damages or other remedy to which Customer may be entitled by law.


6.       FAILURE TO PURCHASE THE OPTION CAPACITY; FIRST RIGHT OF REFUSAL

         (a) If, in any calendar year, for any reason, Customer is not able to use or purchase all or a portion of the Customer Committed Capacity of that year, or any other year(s) during the term of this Agreement, Customer shall promptly notify TSMC of such in writing and first offer TSMC such Capacity or portion thereof for sales to any third parties. TSMC may, at its option, accept such offer, in whole or in part, within thirty (30) days following Customer's notification, and if TSMC so accepts, or if TSMC, in fact, sells such capacity or portion thereof to third parties, the corresponding Option Fee, if paid, will be returned without interest (notwithstanding
                 Section 6(b)). In the event that TSMC decides not to accept such offer, Customer may assign its right to purchase the Customer Committed Capacity or portion thereof for all or part of the remaining term of this Agreement to any third parties acceptable to TSMC (such acceptance not to be unreasonably delayed or withheld), within two months upon TSMC's written notice that it will not accept such offer, and if Customer fails to do so, Customer shall remain liable for the Option Fee for the remaining term of this Agreement under Section 5 above, and so long as Customer continues to pay the Option Fee it shall (regardless of any prior notification) retain the right to purchase the Option Capacity pursuant to this Agreement.


--------
*** Confidential treatment requested. Omitted portions have been filed separately with the Commission.

         (b) Any of Customer's rights or obligations set forth in Section 6(a) shall not affect its obligation to pay the Option Fee pursuant to Section 5 above, except that if the right to purchase all or part of the Option Capacity is assigned to any third parties acceptable to TSMC pursuant to Section 6(a) above, such third parties shall then have the exclusive obligation to pay the corresponding Option Fee and abide by the applicable terms and conditions of this Agreement.


7.       TERM AND TERMINATION

         (a) The term of this Agreement shall commence from the Effective Date, and continue until December 31, 2000.

         (b)     TERMINATION BY TSMC FOR CUSTOMER'S FAILURE TO PAY THE OPTION
                 FEE

                 TSMC may terminate this Agreement if Customer fails to pay the Option Fee pursuant to Section 5 above, and does not cure or remedy such breach within thirty (30) days of receiving written notice of such breach.

         (c)     TERMINATION FOR OTHER BREACH OR FOR BANKRUPTCY

                 Either party may terminate this Agreement if, (i) the other party breaches any material provisions of this Agreement (other than breach of Section 5 above), and does not cure or remedy such breach within sixty (60) days of receiving written notice of such breach, or (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership or liquidation, if such petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.


         (d)     EFFECT OF TERMINATION

                 Both parties shall remain liable to the other party for any outstanding and matured rights and obligations at the time of termination, including all outstanding payments of the Option Fee applicable to the used Option Capacity and for the wafers already ordered and/or shipped to Customer. In the event Altera terminates this Agreement pursuant to Section 7(c) or
                 Section 16, any advance payment of the Option Fee applicable to the unused and/or unprovided Option Capacity shall be refunded and any promissory note therefor shall be returned.

8.       LIMITATION OF LIABILITY

         In no event shall either party be liable for any indirect, special, incidental or consequential damages (including loss of profits and loss of use) resulting from, arising out of or in connection with its performance or failure to perform under this Agreement, or resulting from, arising out of or in connection with the production, supply and/or purchase and sale of the wafers, whether due to a breach of contract, breach of warranty, tort, or negligence, or otherwise.


9.       BOARD APPROVAL

         Customer shall obtain the approval of its Board of Directors of this Agreement, and submit to TSMC, at the time of executing this Agreement, an authentic copy of its Board resolution authorizing the representative designated below to execute this Agreement.


10.      NOTICE

         All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

         To TSMC:

                 TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY, LTD.
                 No. 121, Park Avenue 3
                 Science-Based Industrial Park
                 Hsinchu, Taiwan
                 Republic of China         FAX:  886-35-781545

         To Customer:

                 Altera Corporation
                 2610 Orchard Parkway
                 San Jose, California  95134-2020
                 USA                       FAX:  408-894-8000


11.      ENTIRE AGREEMENT

         This Agreement, including Exhibits A-E, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.


12.      GOVERNING LAW

         This Agreement will be governed by and interpreted as set forth in
Section 18.0 of the Supply Agreement.


13.      ARBITRATION

         If the parties fail to agree on the wafer prices within three months of any Negotiation Request given pursuant to Section 3, each party shall submit a written proposal to the other within 15 days following said three month period setting forth proposed prices and reasons in support thereof. If upon a review of these proposals, the parties are unable to reach agreement on the prices within thirty days following said three month period, the matter will be submitted to arbitration under the rules of the American Arbitration Association, but subject to the following special provisions. The arbitration shall be conducted by a panel of three arbitrators, one appointed by each Party, and the third selected by the two appointed arbitrators. The arbitrators shall decide which proposal is the most reasonable and the selected proposal shall thereupon become binding on both parties. The arbitrators shall not select any other prices nor decide any other issue, unless otherwise agreed in writing by both parties. All other disputes shall be resolved in accordance with Section 20.0 of the Supply Agreement.


14.      ASSIGNMENT

         This Agreement shall be binding on and inure to the benefit of each party and its successors, and except that Customer may assign its purchase rights and obligations under this Agreement pursuant to Section 6 above, neither party shall assign any of its rights hereunder, nor delegate its obligations hereunder, to any third party, without the prior written consent of the other.


15.      CONFIDENTIALITY

         Neither party shall disclose the existence or contents of this Agreement except as required by Customer's assignment of rights and obligations under this Agreement to any third parties pursuant to Section 6 above, in confidence to its advisers, as required by applicable law, or otherwise with the prior written consent of the other party.

16.      FORCE MAJEURE

         Neither party shall be responsible for delays or failure in performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not be limited to acts of God, war, riot, labor stoppages, governmental actions, fires, floods, and earthquakes. If such delays or failures on the part of either party continue for a period of more than one hundred twenty (120) days, the other party may terminate this Agreement upon written notice, subject to Section 7(d).

         IN WITNESS WHEREOF, the parties, have executed this Agreement as of the date first stated above.


TAIWAN SEMICONDUCTOR                       ALTERA CORPORATION
MANUFACTURING CO., LTD.


BY:  /s/ DONALD BROOKS                     BY:  /s/ RODNEY SMITH
     -----------------------                    -----------------------
     Donald Brooks                              Rodney Smith
     President                                  President

                                   EXHIBIT A                                 ***










***
        Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

                                  EXHIBIT A-1

                                                                             ***






*** Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT  B



----------------------------------------------------------------------------------------------------------
                    95             96            97            98          99           2000         2001
----------------------------------------------------------------------------------------------------------
BASE                0             ***           ***            ***        ***           ***          ***
-------------------------------
%
Commit                            ***           ***            ***        ***           ***          ***
-------------------------------
Base Commit                       ***           ***            ***        ***           ***          ***
-------------------------------
Option1                           ***           ***            ***        ***           ***          ***
-------------------------------
Option2                           ***           ***            ***        ***           ***          ***
-------------------------------
Option3                           ***           ***            ***        ***           ***          ***
-------------------------------
Tot Opt                           ***           ***            ***        ***           ***          ***
-------------------------------
TSMC Commit                       ***           ***            ***        ***           ***          ***
-------------------------------
Cust. Commit                      ***           ***            ***        ***           ***          ***
-------------------------------

UNITS:  K 6"  WAFER  EQUIVALENT

***

*** Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT C

                                      ***

                     *** Confidential Treatment Requested.
                         Omitted portions have been filed
                         separately with the Commission***

                                   EXHIBIT D
                                   OPTION FEE


Year             Option Capacity                            Option Fee               Due Date
                 (Unit:  Wafer Equivalent)                  (Unit:  US$)
--------------------------------------------------------------------------------------------------
1996                               ***                          ***                    Jan. 31, 1996

1997

1998

1999

2000


*** Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT E

                        STANDARD FORM OF PROMISSORY NOTE


Amount: US$_______________                              Due Date: _____________


        The undersigned, _____________________ (the "Maker"), unconditionally (except as otherwise provided in the Option Agreement between TSMC and Maker dated _________________) promises to pay to Taiwan Semiconductor Manufacturing Co., Ltd. or its order the sum of US Dollars ___________________ ($____________), plus interest calculated from the Due date stated herein to the date of full payment at the rate of 10% per annum on any unpaid portion of the principal amount stated herein, and said payment will be made at __________ (Place of Payment).

        This Note shall be governed in all respects by the laws of the State of California, U.S.A.

        The Maker of this Note agrees to waive protests and notice of whatever kind.


Issue Date: ___________________

Issue Place: __________________


                                        Makers Signature: _________________

                                        Makers Address: ___________________

                                        ___________________________________

                                        ___________________________________